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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  April 1, 1999
                Date of Report (Date of earliest event reported)

                                  PH GROUP INC.
             (Exact name of Registrant as specified in its charter)


          Ohio                        0-8115                   31-0737351
(State or other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


2365 Scioto Harper Drive, Columbus, OH                          43204
(Address of Principal Executive Offices)                      (Zip Code)


                                 (614) 279-8877
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) Effective April 1, 1999 (the "Closing Date"), the Registrant, PH Group Inc. ("PHHH"), purchased substantially all of the assets of Vertech Systems, LLC, a Delaware limited liability company with operations based at 6125 West Sam Houston Parkway, North, Suite 406, Houston, Texas ("Seller"), pursuant to an Amended and Restated Asset Purchase Agreement between the Seller and PHHH dated April 1, 1999 (the "Agreement"). Prior to the Closing Date, the Seller was engaged in the design, manufacture and sale of small insert injection molding machines (the "Business").

         PHHH purchased, among other things, all of the Seller's licenses and permits, deposits, inventory, equipment, accounts receivable and purchase orders including all work in progress. Under the Agreement, Seller licensed to PHHH certain intangible assets relating to the Business including all of Seller's trademarks, trade names, trade secrets, corporate names, designs, patents and other intellectual property related to the Business. Upon payment in full of the promissory notes described below, title to the intangible assets transfers to PHHH.

         As consideration for the sale and purchase of the assets and the license of the intangible assets, PHHH:

                  (i) delivered a promissory note in the principal amount of $650,000 payable over approximately four years,

                  (ii) assumed certain contractual obligations of the Seller including certain trade payables not exceeding $100,000 in the aggregate,

                  (iii) delivered a promissory note in the principal amount of $350,000 payable over two years,

                  (iv) paid the Seller $25,000 at closing in addition to the $25,000 already paid the Seller,

                  (v) issued 50,000 shares of common stock of PHHH to the members of the Seller,

                  (vi) agreed under Section 3.2 of the Agreement to make certain contingent payments to the Seller in the future based on a certain percentage of the gross revenue (less deductions) derived from the sale of Vertech machines (as defined in the Agreement), and

                  (vii) agreed under Section 3.3 of the Agreement to make certain royalty payments to the Seller in the future based on a certain percentage of the gross revenue (less deductions) derived from the sale of Vertech machines (as defined in the Agreement).

         The cash paid at or prior to closing by PHHH was derived from cash on hand.


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         (b) Certain of the assets purchased by PHHH constitute equipment and other physical property. Such assets were used by Seller in the operation of the Business. Any assets not needed by PHHH in the continued operation of the Business will be sold.

         The Agreement between Seller and PHHH is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the acquisition is qualified in its entirety by reference to the Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The required financial statements are not included in this initial report and will be filed not later than June 15, 1999.

         (b) Pro Forma Financial Information. The required pro forma financial information is not included in this initial report and will be filed not later than June 15, 1999.

         (c)      Exhibits.

                  The following exhibits are filed as part of this Report:

                  Exhibit No.               Description
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                        2.1                 Amended and Restated Asset Purchase
                                            Agreement, dated as of April 1,
                                            1999, by and between PH Group Inc.
                                            and Vertech Systems, LLC.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PH GROUP INC.


April 13, 1999                                By: /s/ Charles T. Sherman
                                                 ------------------------------
                                                 Name: Charles T. Sherman
                                                 Title: President




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                                  EXHIBIT INDEX


        Exhibit No.                            Description
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            2.1            Amended and Restated Asset Purchase Agreement, dated
                           as of April 1, 1999, by and between PH Group Inc. and Vertech Systems, LLC




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